SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  November 4, 2003


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

On November 4, 2003, Life Partners Holdings, Inc. issued a press release announcing that its common stock has been approved for listing in Europe on the Berlin Stock Exchange.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  November 4 , 2003             By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  November 4, 2003

                                                                   Exhibit  99.1
                                                                Page 1 of 1 Page

LPHI  Common  Stock  Begins  trading  in  Europe

Waco, TX November 4, 2003 - Life Partners Holdings, Inc. (NASDAQ: LPHI), Life Partners Holdings, Inc. which recently began trading on the Nasdaq announced today that it has received confirmation that its common stock is now listed in Europe on the Berlin Stock Exchange under the ticker symbol LPQ.

CEO Brian Pardo said "We are very pleased with the listing on the Berlin Stock Exchange because it represents a growing recognition of our company's presence throughout the world. The listing makes it easier for investors in Europe to trade in our stock and gives investors throughout the world greater access to our shares." The company said the increased liquidity brought about by this new listing should benefit all of its shareholders whether in the U.S. or in various countries around the world.

Life Partners Holdings says that currently almost half of its revenues are generated from clients outside the United States, mainly in Latin America, Europe, Hong Kong, Taiwan and Australia.


Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

************
FOR  MORE  INFORMATION,  CONTACT:
Dana  Yarbrough,  Public  Relations
(254)  751-7797  or  dyarbrough@lifepartnersinc.com
<mailto:dyarbrough@lifepartnersinc.com>